EXHIBIT 10.1

                               AMENDMENT AGREEMENT

                  THIS AMENDMENT AGREEMENT (this "Amendment"), dated as of July 28, 1999, is made between FirstCom Equipment, Ltd., a British Virgin Islands corporation ("Borrower"), and Cisco Systems Capital Corporation , a Nevada corporation ("Lender").

                  Borrower and Lender are parties to an Agreement dated as of November 11, 1998 (the "Credit Agreement"). Borrower has requested that Lender agree to certain amendments to the Credit Agreement. Lender has agreed to such request, subject to the terms and conditions hereof.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1 DEFINITIONS; INTERPRETATION.

                  (a) TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  (b) INTERPRETATION. The rules of interpretation set forth in
Section 1.3 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

                  SECTION 2 AMENDMENTS TO THE CREDIT AGREEMENT.

                  (a) AMENDMENTS. The Credit Agreement shall be amended as follows, effective as of the date of satisfaction of the conditions set forth in
Section 4 of this Amendment (the "Effective Date"):

                  (i) Section 1.1. of the Credit Agreement is hereby amended to add the following definitions:

                           "'CONSOLIDATED TOTAL DEBT' means, as of any date of determination, all Indebtedness of Borrower and its Subsidiaries on such date, on a consolidated basis and as determined in accordance with GAAP."

                           "'EBITDA' means, with respect to any fiscal period of a Person, such Person's earnings (excluding extraordinary items (determined in accordance with GAAP), PLUS (except to the extent attributable to extraordinary items (determined in accordance with GAAP)) the amount of any interest, taxes, depreciation, amortization deducted in arriving at such earnings, and, without duplication, PLUS losses and less gains upon dispositions of properties added or deducted in arriving at such earnings."


                                       1.

                  (ii) Section 2 of the Credit Agreement is hereby amended to add the following as Section 2.14:

                           "2.14 THIRD PARTY FINANCING. In the event that Borrower obtains any commitment for third party financing of the project costs proposed to be financed by Lender, Lender's Commitment hereunder shall be reduced on a dollar for dollar basis to the extent of any credit support provided by Lender in connection therewith (which credit support shall be on terms acceptable to Lender in its sole discretion)."

                  (iii) Section 3.2(b) of the Credit Agreement is hereby amended to read as follows:

                           "(b) REPRESENTATIONS AND WARRANTIES; NO DEFAULT. On the date of such Loan, both before and after giving effect thereto and to the application of proceeds therefrom: (i) the representations and warranties contained in Section 4.1 and in the other Loan Documents shall be true, correct and complete on and as of the date of such Loan as though made on and as of such date; and (ii) no Default shall have occurred and be continuing or shall result from the making of such Loan. For purposes of this Section 3.2, clause
                           (i) shall take into account any amendments to any disclosures made in writing by Borrower and any Guarantor to Lender after the initial Borrowing Date and approved by Lender. The giving of any notice of borrowing and the acceptance by Borrower of the proceeds of each Loan made following the initial Borrowing Date shall each be deemed a certification to Lender that on and as of the date of such Loan such statements are true. Upon the request of Lender, Borrower shall deliver to Lender a certificate of the secretary or other appropriate officer of Borrower, dated as of the Borrowing Date, or a date not more than five (5) Banking Days prior to the applicable Borrowing Date, certifying the representations, warranties and statements described in this subsection (b)."

                  (iv) Section 3.2 of the Credit Agreement is hereby amended by adding the following as new subsection (d):


                           "(d)     FINANCIAL CONDITIONS.

                           (i) MINIMUM TOTAL REVENUES. On a consolidated basis, Borrower and its Subsidiaries shall not fail to maintain total revenues of the Borrower and its Subsidiaries in existence as of the Borrowing Date for each quarterly period set forth below of not less than the correlative amount indicated:


                                       2.

---------------------------------------- ---------------------------------------
                QUARTERLY PERIOD ENDING                         REQUIRED AMOUNT
---------------------------------------- ---------------------------------------
                          June 30, 1999                             $10,076,000
---------------------------------------- ---------------------------------------
                     September 30, 1999                             $11,029,000
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                      December 31, 1999                             $17,677,000
---------------------------------------- ---------------------------------------
                         March 31, 2000                             $24,937,000
---------------------------------------- ---------------------------------------
                          June 30, 2000                             $27,431,000
---------------------------------------- ---------------------------------------
                     September 30, 2000                             $31,172,000
---------------------------------------- ---------------------------------------
                      December 31, 2000                             $41,147,000
---------------------------------------- ---------------------------------------
                         March 31, 2001                             $48,236,000
---------------------------------------- ---------------------------------------

                           (ii) MINIMUM EBITDA. On a consolidated basis, Borrower and its Subsidiaries shall not fail to maintain EBITDA for each quarterly period set forth below of not less than the correlative amount indicated (bracketed amounts (< >) are negative):

---------------------------------------- ---------------------------------------
                QUARTERLY PERIOD ENDING                         REQUIRED AMOUNT
---------------------------------------- ---------------------------------------
                          June 30, 1999                                   [N/A]
---------------------------------------- ---------------------------------------
                     September 30, 1999                            ($ 1,826,000)
---------------------------------------- ---------------------------------------
                      December 31, 1999                             $ 1,371,000
---------------------------------------- ---------------------------------------
                         March 31, 2000                             $ 6,269,000
---------------------------------------- ---------------------------------------
                          June 30, 2000                             $ 6,895,000
---------------------------------------- ---------------------------------------
                     September 30, 2000                             $ 7,835,000
---------------------------------------- ---------------------------------------
                      December 31, 2000                             $10,343,000
---------------------------------------- ---------------------------------------
                         March 31, 2001                             $15,844,000
---------------------------------------- ---------------------------------------

                           (iii) MAXIMUM TOTAL DEBT TO CAPITALIZATION. On a consolidated basis, Borrower and its Subsidiaries shall not permit the ratio of Consolidated Total Debt to Capitalization to exceed the percentage amount set forth below (determined as of the end of quarterly period set forth below):

---------------------------------------- ---------------------------------------
                QUARTERLY PERIOD ENDING                              PERCENTAGE
---------------------------------------- ---------------------------------------
                          June 30, 1999                                     78%
---------------------------------------- ---------------------------------------
                     September 30, 1999                                     76%
---------------------------------------- ---------------------------------------
                      December 31, 1999                                     75%
---------------------------------------- ---------------------------------------
                         March 31, 2000                                     76%
---------------------------------------- ---------------------------------------
                          June 30, 2000                                     76%
---------------------------------------- ---------------------------------------
                     September 30, 2000                                     76%
---------------------------------------- ---------------------------------------
                      December 31, 2000                                     76%
---------------------------------------- ---------------------------------------
                         March 31, 2001                                     76%
---------------------------------------- ---------------------------------------

                           (iv) MINIMUM CASH REQUIREMENTS. On a consolidated basis, Borrower and its Subsidiaries shall at all times maintain minimum cash (including cash equivalents and restricted cash) of at least $1,500,000."


                                       3.

                  (v) Section 5.1 of the Credit Agreement is hereby amended to add the following as new subsection (j):

                           "(j) MINIMUM CASH REQUIREMENTS. Borrower shall maintain at all times the minimum cash requirement as specified in Section 3.2(d)(iv) herein."

                  (vi) Section 6.1(c) of the Credit Agreement is hereby amended to read as follows:

                           "(c) FAILURE OF BORROWER TO PERFORM CERTAIN
                           COVENANTS. Borrower shall fail to perform or observe any term, covenant or agreement contained in subsections (b)(i), subsections (c) through (h), or subsection (j) of Section 5.1."

                  (vii) Section 1(a) of the Schedule of Information is hereby amended to read as follows:

                           "(a) Commitment: $29,500,000. The Loan facility will consist of three tranches in the respective amounts of (i) $7,000,000 ("Tranche A"), (ii) $9,500,000
                           ("Tranche B"), and (iii) $10,000,000 ("Tranche C").
                           Borrower may request Loans under Tranche B only after all Tranche A Loans have been disbursed, and may request Loans under Tranche C only after all Loans under Tranche B have been disbursed. Lender acknowledges that, with respect to any Loan disbursement under Tranche A only, Borrower need only be in compliance with the condition set forth in subsection (iv) of Section 3.2(d) and not any other condition set forth in Section 3.2(d). As of July 26, 1999, the principal balance of all Loans outstanding hereunder (excluding accrued interest) equals approximately $2,784,245.25. The Commitment includes Loan amounts currently outstanding under the Credit Agreement. As used herein, the term "Loans" shall mean all Loans under Tranche A, Tranche B and Tranche C."

                  (viii) Section 1(b) of the Schedule of Information is hereby amended to read as follows:

                           "(b) Fee(s): Utilization Fee: On or before the making of any Loan by Lender under this Agreement, Borrower shall have paid to Lender by check or wire transfer a utilization fee in the amount of one percent (1%) of the amount of such Loan. The parties acknowledge that no utilization fee shall be payable with respect to any Loans made prior to July 28, 1999."

                  (ix) Section 2(d)(ii) of the Schedule of Information is hereby amended to read as follows:


                                       4.

                           "(ii) Lender shall have been furnished copies of the Leases (including any lease schedules and amendments or modifications thereto) to be entered into by the Borrower with FirstCom S.A. (Peru) and FirstCom Long Distance S.A. (Chile) (the "Leases"), which Leases shall permit the Liens created under the Security Agreement and shall otherwise be in form acceptable to Lender;"

                  (x) Section 2(d)(iv) of the Schedule of Information is hereby amended to read as follows:

                           "(iv) At the time any Loan is made, the ratio of the amount of all Loans outstanding (after giving effect to the making of such Loan) to the value of the Cisco Products financed shall not be more than 0.74 to 1.00."

                  (xi) Section 2(d) of the Schedule of Information is hereby amended to add the following as new subsection (v):

                           "(v) Together with each notice of borrowing, Borrower shall deliver to Lender copies of any schedules, amendments or other modifications, if any, to any Lease submitted or executed subsequent to the immediately preceding notice of borrowing."

                  (b) REFERENCES WITHIN CREDIT AGREEMENT. Each reference in the Credit Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  SECTION 3 FEES.

                  (a) DOCUMENTATION DEPOSIT. Borrower has paid to Lender a documentation deposit in the amount of $15,000. Such amount shall be applied (i) to the utilization fee payable in connection with the first Loan disbursement hereunder, or (ii) if the conditions set forth in Section 4 of this Amendment are not satisfied, to the legal fees and expenses owing to Lender in connection with this Amendment and the Credit Agreement (with any excess amount being refunded to Borrower).

                  SECTION 4 CONDITIONS OF  EFFECTIVENESS.  The  effectiveness of
Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                  (a) FEES AND EXPENSES. Borrower shall have paid all fees then due in accordance with Sections 3(a)(ii) of this Amendment.

                  (b) AMENDMENTS TO OTHER LOAN DOCUMENTS. Lender shall have received the following amendments, waivers and consents with respect to the other Loan Documents, in form and substance satisfactory to it:

                  (i) the Amended and Restated Master Promissory Note, executed by Borrower.


                                       5.

                  (c) DOCUMENTS AND ACTION RELATING TO COLLATERAL. Lender shall have received the following, in form and substance satisfactory to it:

                  (i) executed copies of all UCC-1 financing statements necessary or appropriate in the reasonable opinion of Lender to continue the perfected security interests

                  (d) ADDITIONAL CLOSING DOCUMENTS AND ACTIONS. Lender shall have received the following, in form and substance satisfactory to it:

                  (i) copies of the Lease(s) (including any lease schedules, and any amendments or modifications thereto) entered into by the Borrower with Borrower's Columbian Subsidiary, which Lease(s) shall permit the Liens created under the Security Agreement and shall otherwise be in form acceptable to Lender;

                  (ii) evidence that the Persons party to the Lease described above have been irrevocably directed and instructed to make all payments due under the Lease to the account of Lender at the California Bank;

                  (iii) evidence that all (A) authorizations or approvals of any Governmental Authority, and (B) approvals or consents of any other Person, if any, required in connection with the execution, delivery and performance of this Amendment shall have been obtained;

                  (iv) a certificate of a senior officer of Borrower, stating that (A) the representations and warranties contained in Section 4 and in the amendments to the other Loan Documents are true and correct on and as of the date of such certificate as though made on and as of the Effective Date and (B) on and as of the Effective Date, after and giving effect to the amendment of the Credit Agreement contemplated hereby, no Default shall have occurred and be continuing; and

                  (v) a certificate of the Secretary or Assistant Secretary of Borrower, dated the Effective Date, certifying (A) copies of the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and the amendments to the other Loan Documents and
(B) the incumbency, authority and signatures of each officer of Borrower authorized to execute and deliver this Amendment and the amendments to the other Loan Documents.

                  (e) LEGAL OPINIONS. Lender shall have received the opinion of Borrower's counsel, dated the Effective Date, in substantially the form of Exhibit A.

                  (f) MATERIAL ADVERSE CHANGE. On and as of the Effective Date, there shall have occurred no Material Adverse Change since the date of this Amendment.

                  (g) REPRESENTATIONS AND WARRANTIES; NO DEFAULT. On the Effective Date, after giving effect to the amendment of the Credit Agreement contemplated hereby:

                  (i) the representations and warranties contained in Section 4 and in the amendments to the other Loan Documents shall be true and correct on and as of the Effective Date as though made on and as of such date; and


                                       6.

                  (ii) no Default shall have occurred and be continuing.

                  (h) ADDITIONAL DOCUMENTS. Lender shall have received, in form and substance satisfactory to it, such additional approvals, opinions, documents and other information as Lender may reasonably request.

                  SECTION 5 REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Amendment, Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 4.1 of the Credit Agreement and in the other Loan Documents. For the purposes of this
Section 5, (i) each reference in Section 4.1 of the Credit Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference in such Section to "the Loan Documents" shall mean and be a reference to the Loan Documents as amended as contemplated hereby, and (ii) , clause (i) shall take into account any amendments to any disclosures made in writing by Borrower and any Guarantor to Lender after the Closing Date and approved by Lender.

                  SECTION 6 MISCELLANEOUS.

                  (a) CREDIT AGREEMENT OTHERWISE NOT AFFECTED. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. Lender's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith (collectively, the "Amendment Documents") shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

                  (b) NO RELIANCE. Borrower hereby acknowledges and confirms to Lender that Borrower is executing this Amendment and the other Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

                  (c) COSTS AND EXPENSES. Borrower agrees to pay to Lender on demand the reasonable out-of-pocket costs and expenses of Lender, and the reasonable fees and disbursements of counsel to Lender, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith. Such costs and expenses may be paid out of the documentation deposit pursuant to the terms of Section 3(a) of this Amendment.

                  (d) BINDING EFFECT. This Amendment shall be binding upon, inure to the benefit of and be enforceable by Borrower, Lender and their respective successors and assigns.

                  (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                       7.

                  (f) COMPLETE AGREEMENT; AMENDMENTS. This Amendment, together with the other Amendment Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 7.1(a) of the Credit Agreement.

                  (g) SEVERABILITY. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

                  (h) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  (i) INTERPRETATION. This Amendment and the other Amendment Documents are the result of negotiations between and have been reviewed by counsel to Lender, Borrower and other parties, and are the product of all parties hereto. Accordingly, this Amendment and the other Amendment Documents shall not be construed against Lender merely because of Lender's involvement in the preparation thereof.

                  (j) LOAN DOCUMENTS. This Amendment and the other Amendment Documents shall constitute Loan Documents.





                                       8.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.


                                     FirstCom Equipment, Ltd.


                                     By
                                         ---------------------------------------
                                         Title:


                                     Cisco Systems Capital Corporation


                                     By
                                         ---------------------------------------
                                         Title:




                                       9.